EXHIBIT 99.1
Current Guidance as March 14, 2023

The first quarter and full year 2023 guidance items provided below are based on the Company's current estimates and are not a guarantee of future performance. There could be significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission. Spirit undertakes no duty to update any forward-looking statements or estimates.

First quarter 2023 adjusted operating expenses are estimated to be $1.45 billion to $1.47 billion or, $60 million to $70 million higher than the Company’s previous guide. The primary driver of the increase is higher-than-expected fuel costs. In addition, one-time costs associated with the implementation of its new pilot contract are expected to be higher than initially estimated.

The Company continues to expect that beginning with the second quarter, the run-rate impact of its new pilot contract will be about $40 million a quarter in 2023.

The Company estimates its first quarter 2023 capacity will be about a half percentage point lower than previously expected. This is primarily due to an increase in the number of unscheduled engine removals during the quarter, resulting in a lower level of flight operations.

“Pratt & Whitney has indicated supply chain issues are beginning to improve and we should see less impact from unscheduled events as we move throughout the year. As such, we expect to see a steady increase in fleet utilization, reaching normalized utilization levels by the end of the year,” said Ted Christie, Spirit’s President and Chief Executive Officer. “Demand remains strong and, despite higher fuel prices, we are confident we will be profitable in the second, third, and fourth quarters of 2023 and profitable for the full year 2023.”

Adjusted operating expenses and adjusted operating margin are non-GAAP financial measures, which are provided on a forward-looking basis. The Company does not provide a reconciliation of non-GAAP forward-looking measures on a forward-looking basis where the Company believes such reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items included in/excluded from the GAAP financial measures without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of the Company’s control or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Non-GAAP forward-looking measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

First Quarter 2023E
TRASM % change y/y	Up 23.5% to 24.5%
Adjusted Operating expenses ($Billions)(1)	$1.45 to $1.47
Adjusted Operating margin (%)(1)	(7)% to (9)%
Fuel cost per gallon ($)(2)	$3.45 to $3.50
Fuel gallons (Millions)	~143
Total other (income) expense ($Millions)(3)	$28.1
Effective tax rate(1)	24%
Diluted share count (Millions)(4)	109.1

Full Year 2023E
Total capital expenditures ($Millions)(5)
Pre-delivery deposits, net of refunds	$75
Aircraft and engine purchases	$30
Other capital expenditures	$255

	1Q23E	Full Year 2023E
Available Seat Miles % Change vs. 2022	12.8%	18% to 20%

(1)Excludes special items, which may include loss on disposal of assets, special charges and credits, fixed asset impairment charges, and other items which are not estimable at this time.
(2)Includes fuel taxes and into-plane fuel cost.
(3)Includes interest expense, capitalized interest, interest income, and other income and expense. Excludes any potential change in the mark to market adjustment related to the derivative portion of the 2026 Convertible Notes.
(4)In periods where the amount of 2025 Convertible Notes (the “Notes”) outstanding remains unchanged from the fourth quarter 2022 and the Company is profitable, the Notes could have a dilutive impact of approximately 2.3 million on the weighted average diluted shares outstanding. If adjusted net income plus interest on the Notes, net of income tax, divided by the weighted average diluted shares including the 2.3 million shares is found to be anti-dilutive, the shares related to the Notes will not be included in the weighted average diluted share count. In addition, if the Company is profitable, the dilutive impact, if any, from outstanding equity awards and warrants will also impact the weighted average diluted shares outstanding. The Treasury Stock Method will be used to determine the dilutive impact of any outstanding equity awards and warrants.
(5)Total capital expenditures assumes all new aircraft deliveries are either delivered under direct leases or financed through sale-leaseback transactions.

Forward Looking Statements
Forward-Looking Statements in this report and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, guidance for 2022 and statements regarding the Company's intentions and expectations regarding revenues, cash burn, capacity and passenger demand, additional financing, capital spending, operating costs and expenses, pre-tax income, pre-tax margin, taxes, hiring, aircraft deliveries and stakeholders, vendors and government support. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, results of operations and financial condition, the competitive environment in our industry, our ability to keep costs low and the impact of worldwide economic conditions, including the impact of economic cycles or downturns on customer travel behavior, the consummation of the merger with JetBlue and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Furthermore, such forward-looking statements speak only as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Non-GAAP Financial Measures
The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and non-GAAP financial measures, including Adjusted operating expenses and Adjusted operating margin. These non-GAAP financial measures are provided because management believes that they supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the report and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in the method of calculation and in the items being adjusted. We encourage investors to review our financial statements and other filings with the Securities and Exchange Commission in their entirety and not to rely on any single financial measure.

The Company believes that adjusting for loss on disposal of assets, special charges (credits), and other special items is useful to investors because these items are not indicative of the Company’s ongoing performance and the adjustments are similar to those made by our peers and allow for enhanced comparability to other airlines